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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 15, 1995

Vanguard Real Estate Fund I, A Sales-Commission-Free Income Properties Fund
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(Exact name of the registrant as specified in its character)

Massachusetts                       0-16785                  23-6861048
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(State of other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)

Vanguard Financial Center, Malvern, PA                       19355
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (610) 669-1000
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                                     INDEX

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                                                                          Page No.
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Cover Page..............................................................     -
Index...................................................................     1

ITEM

NO.

Item 1.  Change in Control of Registrant................................     2
Item 2.  Acquisition or Disposition of Assets...........................     2
Item 3.  Bankruptcy or Receivership.....................................     2
Item 4.  Changes in Registrant's Certifying Accountant..................     2
Item 5.  Other Events...................................................     2
Item 6.  Resignation of Registrant's Directors..........................     2
Item 7.  Financial Statements and Exhibits..............................     2
Item 8.  Change in Fiscal Year..........................................     2



Signatures..............................................................     3
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Item 1.  Change in Control of Registrant

         None

Item 2.  Acquisition or Disposition of Assets

         None

Item 3.  Bankruptcy or Receivership

         None

Item 4.  Changes in Registrant's Certifying Accountant

         None

Item 5.  Other Events

On December 15, 1995, Vanguard Real Estate Fund I ("the Fund") sold the Sheffield Forest Apartment Complex ("Sheffield") located in Silver Spring, Maryland for a contract price of $14,950,000. In connection with the sale, the Fund received net proceeds of approximately $14,420,000 after expenses associated with the sale. Sheffield's carrying value as of the date of the transaction was approximately $14,790,000. In accordance with the terms of the amended advisory agreement between the Fund and Aldrich, Eastman and Waltch
(AEW), the Fund incurred a disposition fee of approximately $220,000, representing 1.5% of the contract price less selling costs. The Fund also, at closing, paid a brokerage commission of $149,500.

In 1988, the Fund invested $18,360,000 in a participating, shared-appreciation senior mortgage loan secured by Sheffield. The Fund subsequently acquired title to Sheffield in April 1994 via a transfer of all of the partnership interests of the borrower in full satisfaction of the then-outstanding mortgage loan. At that time, the carrying value of the investment was reduced to its then-estimated fair value and reclassified as a direct ownership investment.

Item 6.  Resignation of Registrant's Directors

         None

Item 7.  Financial Statements and Exhibits

         None

Item 8.  Change in Fiscal Year

         None

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          Vanguard Real Estate Fund I,
                 A Sales-Commission-Free Income Properties Fund


DATE: January 9, 1996                         BY: /s/ Ralph K. Packard
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                                                  Ralph K. Packard
                                                  Vice President and Controller


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